10f-3 Transactions:

WM Tax-Exempt Bond Fund, sub-advised by Van Kampen Asset
Management

Activity:

Lower Colorado River Authority
1)	From whom securities were acquired 	Bear Sterns
2)	Identity of the underwriting syndicate's members
Citigroup
Lehman Brothers
Morgan Stanley
A.G. Edwards & Sons, inc.
Apex Pryor Securities
First Southwest Company
Goldman, Sachs & Co.
J.P. Morgan
Merrill Lynch & Co.
UBS Financial Services Inc.
3)	Terms of the transaction
Issuer: LOWER COLORADO RIVER AUTHORITY
Market on Which Traded: OTC
Purchase/Trade Date: November 22, 2004
Offering Price: $100.92
Principal Amount of Offering: $125,580,000
Aggregate principal amount of purchase of any class of
the offering: $1,009,230
Commission, Spread or Profit: $4.51
Total Market Capitalization: N/A
Industry or Sector: Wholesale Electric
4)	Information or material upon which the determination described in paragraph(b)(10)(iii) of rule 10f-3 was made
-	Is the offering any of the following (a Registered U.S.
Offering, an Eligible Municipal Security, an Eligible Foreign
Offering, an Eligible Rule 144A Offering)?
An Eligible Municipal Security
-	Will the (i) securities be purchased at a price that is not
higher than that paid by other purchasers in the offering or any concurrent offering of securities (except, in the case of an
Eligible Foreign Offering, for rights required by law to be
granted to existing security holders) YES; and (ii) purchase take place prior to the end of the first day on which sales are made
(on or before the fourth day preceding the day on which a rights offering terminates)?  YES
-	Has the issuer (including the operations of any predecessors)
been in operation at least three years (other than issuers of
Eligible Municipal Securities)?  YES
-	For Issuers of Eligible Municipal Securities - (i) does the
issuer, or the entity supplying the revenues or other payments from which the issue is to be paid, have at least three years of
continuous operation (including the operations of any
predecessors)?  YES
-	If the issuer, or the entity supplying the revenues or other payments from which the issue is to be paid, does not have at least three years of continuous operations, does the issue have one of the3 three highest ratings from at least one Nationally Recognized Statistical Rating Organization? YES
-	Is the offering a firm commitment underwriting?  YES
-	Is the commission, spread or profit reasonable as compared to similar transactions?  YES
-	Is the amount purchased no more than 25% of: (i) the principal amount of the class of securities being offered YES; or (ii)
in the case of an Eligible Rule 144A Offering, (x) the principal amount being sold by the selling syndicate to qualified institutional buyers plus (y) the principal amount of such class being offered in a concurrent public offering?  YES
-	If the securities are purchased in a "pot trade", have steps been taken to ensure that the transaction is executed away from any
Morgan Stanley affiliate and that no such affiliate will receive compensation in connection with the transaction? YES
-	Has each executing broker-dealer represented that no Morgan
Stanley affiliate will receive compensation (other than any
management fee) in connection with the transaction?  YES
-	Is the affiliated broker-dealer a manager or co-manager of the selling syndicate?  YES


WM Tax-Exempt Bond Fund, sub-advised by Van Kampen Asset
Management

Activity:

The City of New York
1)	From whom securities were acquired 	UBS
2)	Identity of the underwriting syndicate's members
Bear Stearns & Co., Inc.
Citigroup
Morgan Stanley
UBS Financial Services Inc.
M.R. Beal & Company
First Albany Capital Inc.
Goldman, Sachs & Co.
J.P. Morgan
Lehman Brothers
Merrill Lynch & Co.
Ramirez & Co., Inc.
Roosevelt & Cross Incorporated
Advest/Lebenthal
Apex Pryor Securities
Banc of America Securities LLC
CIBC World Markets
Commerce Capital Markets, Inc.
RBC Dain Rauscher Inc.
A.G. Edwards
Jackson Securities
Janney Montgomery Scott LLC
Legg Mason Wood Walker, Incorporated
Loop Capital Markets, LLC
Popular Securities
Prager, Sealy & Co., LLC
Raymond James & Associates, Inc.
Wachovia Bank, National Association
3)	Terms of the transaction
Issuer: THE CITY OF NEW YORK
Market on Which Traded: OTC
Purchase/Trade Date: December 13, 2004
Offering Price: $101.09
Principal Amount of Offering: $1,148,265,000
Aggregate principal amount of purchase of any class
of the offering: $1,516,350
Commission, Spread or Profit: $4.51
Total Market Capitalization: N/A
Industry or Sector: General Purpose
4) Information or material upon which the determination
described in paragraph(b)(10)(iii) of rule 10f-3 was made
-	Is the offering any of the following (a Registered U.S.
Offering, an Eligible Municipal Security, an Eligible Foreign
Offering, an Eligible Rule 144A Offering)?
An Eligible Municipal Security
-	Will the (i) securities be purchased at a price that is not
higher than that paid by other purchasers in the offering or any concurrent offering of securities (except, in the case of an Eligible Foreign Offering, for rights required by law to be granted to existing security holders) YES; and (ii) purchase take place prior to the end of the first day on which sales are made (on or before the fourth day preceding the day on which a rights offering terminates)? YES
-	Has the issuer (including the operations of any predecessors)
been in operation at least three years (other than issuers of
Eligible Municipal Securities)?  YES
-	For Issuers of Eligible Municipal Securities - (i) does the
issuer, or the entity supplying the revenues or other payments from which the issue is to be paid, have at least three years of continuous operation (including the operations of any predecessors)? YES
-	If the issuer, or the entity supplying the revenues or other payments from which the issue is to be paid, does not have at least three years of continuous operations, does the issue have one of the three highest ratings from at least one Nationally Recognized Statistical Rating Organization? YES
-	Is the offering a firm commitment underwriting?  YES
-	Is the commission, spread or profit reasonable as compared to similar transactions?  YES
-	Is the amount purchased no more than 25% of: (i) the principal amount of the class of securities being offered YES; or (ii) in the case of an Eligible Rule 144A Offering, (x) the principal amount being sold by the selling syndicate to qualified institutional buyers plus
(y) the principal amount of such class being offered in a concurrent public offering? YES
-	If the securities are purchased in a "pot trade", have steps been taken to ensure that the transaction is executed away from any Morgan Stanley affiliate and that no such affiliate will receive compensation in connection with the transaction?  YES
-	Has each executing broker-dealer represented that no
Morgan Stanley affiliate will receive compensation (other than any management fee) in connection with the transaction? YES
-	Is the affiliated broker-dealer a manager or co-manager of
the selling syndicate?  YES


WM Tax-Exempt Bond Fund, sub-advised by Van Kampen Asset
Management

Activity:

New York City Municipal Water Finance Authority
1.	From whom securities were acquired 	First Albany
2.	Identity of the underwriting syndicate's members
First Albany Capital Inc.
Goldman, Sachs & Co.
Merrill Lynch & Co.
UBS Financial Services Inc.
Bear, Stearns & Co. Inc.
Citigroup Global Markets Inc.
Lehman Brothers
J.P. Morgan
Morgan Stanley
Siebert Brandford Shank & Co., LLC
Banc of America Securities LLC
M.R. Beal & Company
CIBC World Markets
RBC Dain Ranscher Inc.
A.G. Edwards & Sons, Inc.
First American Municipals, Inc.
Raymond James & Associates, Inc.
Roosevelt & Cross Incorporated
Wachovia Bank, National Association
3.	Terms of the transaction
Issuer: NEW YORK CITY MUNICIPAL WATER FINANCE AUTHORITY
Market on Which Traded: OTC
Purchase/Trade Date: March 3, 2005
Offering Price: $104.48
Principal Amount of Offering: $582,915,000
Aggregate principal amount of purchase of any class
of the offering: $5,223,900
Commission, Spread or Profit: $4.51
Total Market Capitalization: N/A
Industry or Sector: Water and Sewer
4. Information or material upon which the determination
described in paragraph(b)(10)(iii) of rule 10f-3 was made
-	Is the offering any of the following (a Registered U.S.
Offering, an Eligible Municipal Security, an Eligible Foreign
Offering, an Eligible Rule 144A Offering)?
An Eligible Municipal Security
-	Will the (i) securities be purchased at a price that is not
higher than that paid by other purchasers in the offering or any concurrent offering of securities (except, in the case of an
Eligible Foreign Offering, for rights required by law to be granted to existing security holders) YES; and (ii) purchase take place prior to the end of the first day on which sales are made (on or before the fourth day preceding the day on which a rights offering terminates)?  YES
-	Has the issuer (including the operations of any predecessors)
been in operation at least three years (other than issuers of
Eligible Municipal Securities)?  YES
-	For Issuers of Eligible Municipal Securities - (i) does the
issuer, or the entity supplying the revenues or other payments from which the issue is to be paid, have at least three years of continuous operation (including the operations of any predecessors)? YES
-	If the issuer, or the entity supplying the revenues or other payments from which the issue is to be paid, does not have at least three years of continuous operations, does the issue have one of the three highest ratings from at least one Nationally Recognized
Statistical Rating Organization?  YES
-	Is the offering a firm commitment underwriting?  YES
-	Is the commission, spread or profit reasonable as compared to similar transactions?  YES
-	Is the amount purchased no more than 25% of: (i) the principal amount of the class of securities being offered YES; or (ii) in the case of an Eligible Rule 144A Offering, (x) the principal amount being sold by the selling syndicate to qualified institutional buyers plus(y) the principal amount of such class being offered in a concurrent public offering?  YES
-	If the securities are purchased in a "pot trade", have steps been taken to ensure that the transaction is executed away from any
Morgan Stanley affiliate and that no such affiliate will receive compensation in connection with the transaction? YES
-	Has each executing broker-dealer represented that no Morgan
Stanley affiliate will receive compensation (other than any management fee) in connection with the transaction?  YES
-	Is the affiliated broker-dealer a manager or co-manager of the selling syndicate?  YES


WM Tax-Exempt Bond Fund, sub-advised by Van Kampen Asset
Management

Activity:

Massachusetts Bay Transportation Authority
1.	From whom securities were acquired 	Lehman
2.	Identity of the underwriting syndicate's members
Lehman Brothers
Morgan Stanley
Bear, Stearns & Co. Inc.
Raymond James & Associates, Inc.
Siebert Brandford Shank & Co., LLC
UBS Financial Services Inc.
Banc of America Securities LLC
Carolan & Co.
Citigroup
Corby Capital Markets, Inc.
Goldman, Sachs & Co.
J.P. Morgan
M.R. Beal & Company
Merrill Lynch & Co.
RBC Dain Rauscher Inc.
3.	Terms of the transaction
Issuer: MASSACHUSETTS BAY TRANSPORTATION AUTHORITY
Market on Which Traded: OTC
Purchase/Trade Date: February 16, 2005
Offering Price: $103.03
Principal Amount of Offering: $746,650,000
Aggregate principal amount of purchase of any class
of the offering: $2,060,500
Commission, Spread or Profit: $4.51
Total Market Capitalization: N/A
Industry or Sector: Transportation
4. Information or material upon which the determination
described in paragraph(b)(10)(iii) of rule 10f-3 was made
-	Is the offering any of the following (a Registered U.S.
Offering, an Eligible Municipal Security, an Eligible Foreign
Offering, an Eligible Rule 144A Offering)?
An Eligible Municipal Security
-	Will the (i) securities be purchased at a price that is not
higher than that paid by other purchasers in the offering or any concurrent offering of securities (except, in the case of an
Eligible Foreign Offering, for rights required by law to be granted to existing security holders) YES; and (ii) purchase take place prior to the end of the first day on which sales are made (on or before the fourth day preceding the day on which a rights offering terminates)?  YES
-	Has the issuer (including the operations of any predecessors)
been in operation at least three years (other than issuers of Eligible Municipal Securities)? YES
-	For Issuers of Eligible Municipal Securities - (i) does the
issuer, or the entity supplying the revenues or other payments from which the issue is to be paid, have at least three years of continuous operation (including the operations of any predecessors)? YES
-	If the issuer, or the entity supplying the revenues or other payments from which the issue is to be paid, does not have at least three years of continuous operations, does the issue have one of the three highest ratings from at least one Nationally Recognized
Statistical Rating Organization?  YES
-	Is the offering a firm commitment underwriting?  YES
-	Is the commission, spread or profit reasonable as compared to similar transactions?  YES
-	Is the amount purchased no more than 25% of: (i) the principal amount of the class of securities being offered YES; or (ii) in the case of an Eligible Rule 144A Offering, (x) the principal amount being sold by the selling syndicate to qualified institutional buyers plus
(y) the principal amount of such class being offered in a concurrent public offering? YES
-	If the securities are purchased in a "pot trade", have steps been taken to ensure that the transaction is executed away from any
Morgan Stanley affiliate and that no such affiliate will receive compensation in connection with the transaction? YES
-	Has each executing broker-dealer represented that no Morgan
Stanley affiliate will receive compensation (other than any
management fee) in connection with the transaction?  YES
-	Is the affiliated broker-dealer a manager or co-manager of the selling syndicate?  YES


WM Tax-Exempt Bond Fund, sub-advised by Van Kampen Asset
Management

Activity:

Puerto Rico Infrastructure Financing Authority
1.	From whom securities were acquired 	UBS
2.	Identity of the underwriting syndicate's members
UBS Financial Services Inc.
Banc of America Securities LLC
Merrill Lynch & Co.
Citigroup
Goldman, Sachs & Co.
J.P. Morgan
Lehman Brothers
Morgan Stanley
Raymond James & Associates, Inc.
Samuel A. Ramirez & Co.
Wachovia Bank, National Association
3.	Terms of the transaction
Issuer: PUERTO RICO INFRASTRUCTURE FINANCING AUTHORITY
Market on Which Traded: OTC
Purchase/Trade Date: June 3, 2005
Offering Price: $103.67
Principal Amount of Offering: $1,336,333,535
Aggregate principal amount of purchase of any class
of the offering: $1,036,740
Commission, Spread or Profit: $6.89
Total Market Capitalization: N/A
IIndustry or Sector: General Purpose
4. Information or material upon which the determination
described in paragraph(b)(10)(iii) of rule 10f-3 was made
-	Is the offering any of the following (a Registered U.S.
Offering, an Eligible Municipal Security, an Eligible Foreign
Offering, an Eligible Rule 144A Offering)?
An Eligible Municipal Security
-	Will the (i) securities be purchased at a price that is not higher than that paid by other purchasers in the offering or any concurrent offering of securities (except, in the case of an Eligible Foreign Offering, for rights required by law to be granted to existing security holders) YES; and (ii) purchase take place prior to the end of the first day on which sales are made (on or before the fourth day preceding the day on which a rights offering terminates)? YES
-	Has the issuer (including the operations of any predecessors)
been in operation at least three years (other than issuers of Eligible Municipal Securities)? YES
-	For Issuers of Eligible Municipal Securities - (i) does the
issuer, or the entity supplying the revenues or other payments from which the issue is to be paid, have at least three years of continuous operation (including the operations of any predecessors)? YES
-	If the issuer, or the entity supplying the revenues or other payments from which the issue is to be paid, does not have at least three years of continuous operations, does the issue have one of the three highest ratings from at least one Nationally Recognized
Statistical Rating Organization?  YES
-	Is the offering a firm commitment underwriting?  YES
-	Is the commission, spread or profit reasonable as compared to similar transactions?  YES
-	Is the amount purchased no more than 25% of: (i) the principal amount of the class of securities being offered YES; or (ii) in the case of an Eligible Rule 144A Offering, (x) the principal amount being sold by the selling syndicate to qualified institutional buyers plus
(y) the principal amount of such class being offered in a concurrent public offering? YES
-	If the securities are purchased in a "pot trade", have steps been taken to ensure that the transaction is executed away from any
Morgan Stanley affiliate and that no such affiliate will receive compensation in connection with the transaction? YES
-	Has each executing broker-dealer represented that no Morgan
Stanley affiliate will receive compensation (other than any
management fee) in connection with the transaction?  YES
-	Is the affiliated broker-dealer a manager or co-manager of the selling syndicate?  YES


WM Tax-Exempt Bond Fund, sub-advised by Van Kampen Asset
Management

Activity:

Golden State Tobacco Securitization Corp.
1.	From whom securities were acquired 	Bear Stearns
2.	Identity of the underwriting syndicate's members
Bear, Stearns & Co. Inc.
Citigroup Global Markets Inc.
Goldman, Sachs & Co.
Siebert Brandford Shank & Co.
A.G. Edwards & Sons, Inc.
Alamo Capital
E.J. De La Rosa & Co., Inc.
First Albany Capital Inc.
Great Pacific Securities Inc.
Jackson Securities, LLC
J.P. Morgan Securities Inc.
Lehman Brothers
Merrill Lynch & Co.
Morgan Stanley
M.R. Beal & Company
Prager, Sealy & Co., LLC
Southwest Securities, Inc.
Stone & Youngberg LLC
UBS Financial Services Inc.
Wachovia Bank, National Association
3.	Terms of the transaction
Issuer: GOLDEN STATE TOBACCO SECURITIZATION CORP.
Market on Which Traded: OTC
Purchase/Trade Date: July 28, 2005
Offering Price: $102.33
Principal Amount of Offering: $3,140,563,508
Aggregate principal amount of purchase of any
class of the offering: $1,023,320
Commission, Spread or Profit: $5.33
Total Market Capitalization: N/A
Industry or Sector: State Backed Tobacco
4. Information or material upon which the determination
described in paragraph(b)(10)(iii) of rule 10f-3 was made
-	Is the offering any of the following (a Registered U.S.
Offering, an Eligible Municipal Security, an Eligible Foreign
Offering, an Eligible Rule 144A Offering)?
An Eligible Municipal Security
-	Will the (i) securities be purchased at a price that is not higher than that paid by other purchasers in the offering or any concurrent offering of securities (except, in the case of an Eligible Foreign Offering, for rights required by law to be granted to existing security holders) YES; and (ii) purchase take place prior to the end of the first day on which sales are made (on or before the fourth day preceding the day on which a rights offering terminates)?  YES
-	Has the issuer (including the operations of any predecessors)
been in operation at least three years (other than issuers of Eligible Municipal Securities)? YES
-	For Issuers of Eligible Municipal Securities - (i) does the
issuer, or the entity supplying the revenues or other payments from which the issue is to be paid, have at least three years of continuous operation (including the operations of any predecessors)? YES
-	If the issuer, or the entity supplying the revenues or other payments from which the issue is to be paid, does not have at least three years of continuous operations, does the issue have one of the three highest ratings from at least one Nationally Recognized
Statistical Rating Organization?  YES
-	Is the offering a firm commitment underwriting?  YES
-	Is the commission, spread or profit reasonable as compared to similar transactions?  YES
-	Is the amount purchased no more than 25% of: (i) the principal amount of the class of securities being offered YES; or (ii) in the case of an Eligible Rule 144A Offering, (x) the principal amount being sold by the selling syndicate to qualified institutional buyers plus
(y) the principal amount of such class being offered in a concurrent public offering? YES
-	If the securities are purchased in a "pot trade", have steps been taken to ensure that the transaction is executed away from any Morgan Stanley affiliate and that no such affiliate will receive compensation in connection with the transaction?  YES
-	Has each executing broker-dealer represented that no Morgan
Stanley affiliate will receive compensation (other than any management fee) in connection with the transaction?  YES
-	Is the affiliated broker-dealer a manager or co-manager of the selling syndicate?  YES